                         NOTICE OF GUARANTEED DELIVERY
            OFFER TO PURCHASE FOR CASH AND SOLICITATION OF CONSENTS
                                       OF

                              INTEGON CORPORATION

THE TENDER OFFER (AS DEFINED BELOW) WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, DECEMBER 10, 1997, UNLESS EXTENDED OR EARLIER TERMINATED (AS MAY BE SO EXTENDED, THE "EXPIRATION TIME"). THE CONSENT DATE IS TUESDAY, NOVEMBER 25, 1997 OR SUCH LATER DATE AS DESCRIBED IN THE OFFER TO PURCHASE (AS DEFINED BELOW). THE RECORD DATE IS NOVEMBER 14, 1997.

            TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK, DEPOSITARY

                                    By Mail:
                                   ---------

                    First Chicago Trust Company of New York
                              Tenders & Exchanges
                                 P.O. Box 2569
                                   Suite 4660
                           Jersey City, NJ 07303-2569
                                    By Hand:
                                   ----------

                    First Chicago Trust Company of New York
                               Tender & Exchanges
                        c/o The Depositary Trust Company
                                55 Water Street
                                    DTC TAD
                        Vietnam Veterans Memorial Plaza
                               New York, NY 10041

                             By Overnight Courier:
                            -----------------------

                    First Chicago Trust Company of New York
                              Tenders & Exchanges
                                 14 Wall Street
                                   8th Floor
                                 Suite 4680-INT
                               New York, NY 10005

                  By Facsimile for Eligible Institutions only:
                  --------------------------------------------
                                 (201) 222-4720
                                 (201) 222-4721

                   For Confirmation and/or Information Call:
                 ----------------------------------------------
                                 (800) 438-0052

 Any questions concerning tender procedures may be directed to D.F. King & Co.,
                                     Inc.,
  who is acting as Information Agent for the Tender Offer, toll-free at (800)
                                   290-6427.
             Banks and brokers may call collect at (212) 269-5550.

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     CAPITAL SECURITIES MUST BE RECEIVED BY THE DEPOSITARY WITHIN TWO NEW YORK STOCK EXCHANGE ("NYSE") TRADING DAYS AFTER THE EXPIRATION TIME.

     Delivery of this Notice of Guaranteed Delivery at or prior to 5:00 p.m., New York City time, on the Consent Date (i.e., the Consent Time) will NOT effect timely delivery for purposes of eligibility to receive the Consent Payment.

     HOLDERS SHOULD BE AWARE THAT THE GUARANTEED DELIVERY PROCEDURES CANNOT BE USED PRIOR TO THE CONSENT TIME ON THE CONSENT DATE AND THAT USE OF THE GUARANTEED DELIVERY PROCEDURES WILL RESULT IN A HOLDER BEING INELIGIBLE TO RECEIVE THE CONSENT PAYMENT WITH RESPECT TO THE CAPITAL SECURITIES SO DELIVERED WHICH MIGHT OTHERWISE BE PAID.

     This form or one substantially equivalent hereto may be used to accept the Tender Offer (as defined herein) if certificates for the outstanding 10 3/4% Capital Securities, Series B issued by Integon Capital I, a Delaware business trust (the "Capital Securities"), are not immediately available, or cannot be delivered along with other required documents to the Depositary (as defined below) or if the procedure for book-entry transfer as set forth in the Offer to Purchase and Consent Solicitation Statement of Integon Corporation, dated November 12, 1997 (the "Offer to Purchase"), cannot be completed prior to the Expiration Time. Such form may be delivered by hand or transmitted by facsimile transmission or mailed to First Chicago Trust Company of New York, as depositary (the "Depositary"), and must include a guarantee by a Medallion Signature Guarantor (as defined in the Offer to Purchase) or an Eligible Institution (as defined below) in the form set forth at the end of this Notice of Guaranteed Delivery. See "The Tender Offer and the Consent Solicitation -- Procedures for Tendering Capital Securities and Delivering Consents -- Guaranteed Delivery Procedures" in the Offer to Purchase.

     This form is not to be used to guarantee signatures. If a signature on the Consent and Letter of Transmittal (the "Letter of Transmittal") is required to be guaranteed under the instructions to the Letter of Transmittal, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to Integon Corporation (the "Company"), upon the terms and subject to the conditions set forth in the Offer to Purchase and the accompanying Letter of Transmittal relating to the Capital Securities (which together constitutes the "Tender Offer"), receipt of which is hereby acknowledged, the liquidation amount of the Capital Securities specified below pursuant to the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "The Tender Offer and the Consent Solicitation -- Procedures for Tendering Capital Securities and Delivering Consents -- Guaranteed Delivery Procedures."

     The undersigned understands that payment by the Depositary for Capital Securities tendered and accepted for payment pursuant to the Tender Offer will be made only after timely receipt by the Depositary of such Capital Securities (or book-entry confirmation of the transfer of such Capital Securities into the Depositary's account at DTC) and a Letter of Transmittal (or a manually signed facsimile thereof) (or a properly transmitted Agent's Message) with respect to such Capital Securities properly completed and duly executed with any required signature guarantees and any other documents required by the Letter of Transmittal.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

                            PLEASE SIGN AND COMPLETE

Signature(s) of Holder(s) or

Authorized Signatory:
----------------------------

----------------------------------------------------

Name(s) of Registered Holder(s):
--------------

----------------------------------------------------

----------------------------------------------------
Date:
-------------------------------------- , 1997

Address(es):
-------------------------------------

----------------------------------------------------

Area Code and Telephone No.:
-----------------

----------------------------------------------------
If Capital Securities will be delivered by book-entry transfer to DTC, check the box: [ ]

     This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificate(s) for Capital Securities or, if tendered by a participant in DTC, exactly as such DTC participant's name appears on a security position listing as the owner of the Capital Securities, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

 Name(s):
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 Capacity:
 ------------------------------------------------------------------------------
 Address(es):
 ------------------------------------------------------------------------------
                               (Include Zip Code)
 DO NOT SEND CAPITAL SECURITIES WITH THIS FORM. CAPITAL SECURITIES SHOULD BE SENT TO THE DEPOSITARY TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED CONSENT AND LETTER OF TRANSMITTAL.

                           GUARANTEE OF SIGNATURE(S)

Name of Firm:
---------------------------                                Authorized Signature:
------------------------------------------
Dated:
----------------------------- , 1997

     ONLY HOLDERS OF CAPITAL SECURITIES ON THE RECORD DATE MAY CONSENT TO THE PROPOSED AMENDMENTS AND EXECUTION OF THE SUPPLEMENTAL INDENTURE UNLESS HOLDERS WHO WERE NOT HOLDERS AS OF THE RECORD DATE DELIVER A PROXY (AS DEFINED IN THE OFFER TO PURCHASE) CONCURRENTLY WITH THEIR CONSENT.

     Pursuant to the Offer to Purchase and the Company's solicitation of Consents to the Proposed Amendments and execution of the Supplemental Indenture, the undersigned Holder hereby consents to the Proposed Amendments and the execution of the Supplemental Indenture.

--------------------------------------------------------------------------------
Signature of Holder(s) or Authorized Signatory

Dated:
---------------------------- , 1997

     Must be signed by the Holder(s) exactly as name(s) appear on the Capital Securities or on a security position listing. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 of the Letter of Transmittal.

Name(s):
------------------------------------------

------------------------------------------------------
                                 (Please print)
Capacity (full title):
-------------------------------
Address(es):
---------------------------------------

------------------------------------------------------
                               (Include Zip Code)
Daytime Telephone No.:
---------------------------
                                           (Include Area Code)

                           GUARANTEE OF SIGNATURE(S)

Name of Firm:
---------------------------                                Authorized Signature:
------------------------------------------
Dated:
---------------------------- , 1997

--------------------------------------------------------------------------------

                THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED

                                   GUARANTEE
                 (NOT TO BE USED FOR GUARANTEES OF SIGNATURES)

     The undersigned, a recognized member of the Medallion Signature Guarantee Program or any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each an "Eligible Institution"), hereby (i) represents that the above-named persons are deemed to own the Capital Securities tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (ii) represents that such tender of Capital Securities complies with Rule 14e-4 and (iii) guarantees that the Capital Securities tendered hereby in proper form for transfer (pursuant to the procedure set forth in the Offer to Purchase under the caption "The Tender Offer and the Consent Solicitation -- Procedures for Tendering Capital Securities and Delivering Consents -- Guaranteed Delivery Procedures"), together with a properly completed and duly executed Consent and Letter of Transmittal (or a manually signed facsimile thereof) (or a properly transmitted Agent's Message) with any required signature guarantee and any other documents required by the Consent and Letter of Transmittal, will be received by the Depositary at one of its addresses set forth above within two NYSE trading days after the Expiration Time.

     The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Consent and Letter of Transmittal (or a manually signed facsimile thereof) or Agent's Message and Capital Securities to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

                                   SIGN HERE

-----------------------------           -----------------------------
        Name of Firm                              Address

-----------------------------           -----------------------------
    Authorized Signature                          Zip Code

-----------------------------           -----------------------------
    Name (Please Print)                   Area Code and Telephone No.




                                   Dated:                                  1997
                                         --------------------------------,

     DO NOT SEND CAPITAL SECURITIES WITH THIS FORM. ACTUAL SURRENDER OF CAPITAL SECURITIES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) OR A DULY EXECUTED AGENT'S MESSAGE AND ANY OTHER REQUIRED DOCUMENTS.

     THE CONSENT CONTAINED IN THIS NOTICE OF GUARANTEED DELIVERY WILL BE EFFECTIVE UPON THE RECEIPT THEREOF BY THE DEPOSITARY REGARDLESS OF WHETHER OR WHEN THE CERTIFICATES FOR TENDERED NOTES (OR A CONFIRMATION OF BOOK-ENTRY TRANSFER THEREOF) AND AN EXECUTED LETTER OF TRANSMITTAL OR AN AGENT'S MESSAGE ARE RECEIVED.